Exhibit 23.1


                               CONSENT OF COUNSEL

         The undersigned hereby consent to references to our firm in the Form S-3 Registration Statement under the heading "Legal Matters".

                                             ARENT FOX KINTNER PLOTKIN & KAHN


Washington, D.C.
August 7, 1996



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